UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

 (650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Form 8-K is being filed in order to supplement and update the disclosure with regard to the financing related to the transactions contemplated by the Agreement and Plan of Merger, dated as of December 19, 2013 (the “Merger Agreement”), by and among Essex Property Trust, Inc. (“Essex”), BEX Portfolio, Inc., formerly known as Bronco Acquisition Sub, Inc. (“Merger Sub”), and BRE Properties, Inc. (“BRE”).  Pursuant to the Merger Agreement, Essex and BRE will combine through a merger of BRE with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned direct subsidiary of Essex.

As previously disclosed in the definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) by Essex and BRE on February 14, 2014 (the “joint proxy statement/ prospectus”), the merger is not conditioned upon Essex having received any financing at or prior to the effective time of the merger.  However, in connection with the merger and the transactions contemplated by the Merger Agreement, as described in the joint proxy statement/prospectus under the caption “Financing Related to the Merger” beginning on page 144, Essex entered into a commitment letter with certain lenders, pursuant to which the lenders committed to provide a senior unsecured bridge loan facility of up to $1 billion (the “Bridge Loan Commitment”).

On March 17, 2014, with the consent of BRE, Essex Portfolio, L.P. (“Essex LP”) and Merger Sub terminated the Bridge Loan Commitment and replaced it with a commitment letter with Citigroup Global Markets Inc., Wells Fargo Bank, National Association, Union Bank, N.A. and U.S. Bank National Association (together, with their banking affiliates, the “Lenders”) pursuant to which the Lenders have committed to provide a senior unsecured term loan facility of up to $500 million (the “Term Loan Facility”), subject to the conditions set forth in the commitment letter.  These conditions are described in more detail below and are the same conditions contained in the terminated Bridge Commitment Letter.  If it decides to enter into the Term Loan Facility, Essex would use the proceeds of the Term Loan Facility, together with cash on hand and other available sources of funding, to (i) pay a portion of the cash consideration in the merger, (ii) pay various fees and expenses incurred in connection with the merger, and/or (iii) repay certain indebtedness of BRE and its subsidiaries. The Term Loan Facility matures on the first anniversary of the closing date with an option to extend the maturity date by one year subject to specified conditions and subject to the payment of an extension fee.

In consideration for the receipt of BRE’s consent, Essex and Merger Sub agreed to retain (as such term is defined in Section 6.18(f) of the Merger Agreement) (i) at least $425 million of available borrowing under its recently increased revolving credit facility and (ii) at least $75 million in cash, representing proceeds from recent sales under its at-the-market program through the earlier of the Effective Time and the termination of the Merger Agreement pursuant to Article VIII of the Merger Agreement.  These retained funds, when combined with the borrowing availability under the commitment letter for the Term Loan Facility, equals $1 billion – the same amount represented by the borrowing availability under the Bridge Commitment Letter.

The obligations of the Lenders to provide the financing under the commitment letter for the Term Loan Facility are subject to a number of conditions (including conditions that do not relate directly to the merger agreement), including without limitation: (i) consummation of the merger in accordance with the merger agreement (without giving effect to any amendments, modifications or waivers to the merger agreement that are materially adverse to the interests of the Lenders without the prior written consent of the Lenders) substantially contemporaneously with the funding of the bridge loan facility; (ii) no default or event of default with respect to Essex, Essex LP or Merger Sub existing at the time of funding of the Term Loan Facility relating to a breach of certain material covenants and other customary events; (iii) that since January 1, 2013, subject to the exceptions and qualifications set forth in the commitment letter, there has not been any “Parent Material Adverse Effect” or any “Target Material Adverse Effect” (as such terms are defined in the commitment letter); (iv) delivery of certain customary financial statements with respect to Essex and BRE; (v) payment of all costs, fees, expenses and other compensation as contemplated by the commitment letter; (vi) delivery of certain customary closing documents; and (vii) the accuracy of certain customary representations and warranties.  These conditions are the same conditions that were applicable to the Bridge Loan Commitment that has been terminated.

The new commitment letter expires on the earliest of (i) the consummation of the Term Loan Facility, (ii) the date the merger is consummated without a borrowing of loans under the Term Loan Facility and (iii) May 18, 2014. The Term Loan Facility does not amortize and is unsecured. Borrowings may be made at interest rates equal to the Eurodollar rate, plus a margin of 100 to 200 basis points, or at a base rate, plus a margin of 0 to 100 basis points. The applicable margin will be determined based on Essex’s senior unsecured long-term non-credit enhanced debt ratings.

In addition, the terms of the term loan financing commitment include the following, without limitation: (i) a maturity date of one year from the closing of the Term Loan Facility with an option to extend for one year subject to specified conditions and subject to the payment of an extension fee (ii) certain voluntary and mandatory prepayment and commitment reduction provisions including with respect to debt and equity issuances and dispositions as set forth in the commitment letter, (iii) customary financial covenants, and (iv) customary representations and warranties, affirmative and negative covenants, events of default and conditions to borrowings.

Pursuant to such financing commitment and in accordance with the terms of fee letter entered into among the Lenders, Essex LP and Merger Sub, the Lenders expect to receive certain customary fees, some of which are based on their pro rata participation under the commitment letter, from Essex LP and Merger Sub, including certain fees payable depending on various circumstances and contingencies. In addition, the fee letter includes certain customary “market-flex” provisions.

Essex, Essex LP and Merger Sub continue to have the right to use alternative financing in connection with the consummation of the merger and are under no obligation to draw upon the financing commitment for the Term Loan Facility from the Lenders.

Additional Information and Where to Find It

In connection with the proposed merger of BRE with and into BEX Portfolio, Inc. (formerly known as Bronco Acquisition Sub, Inc.), a direct wholly owned subsidiary of Essex, Essex has filed with the SEC a Registration Statement on Form S-4 (File No. 333-193620) and a definitive joint proxy statement/prospectus sent to the security holders of Essex and BRE on or about February 18, 2014 seeking their approval of the proposed merger. Essex and BRE will file other relevant documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ESSEX AND BRE ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 14, 2014, WHICH WAS SENT TO SECURITY HOLDERS OF ESSEX AND BRE ON OR ABOUT FEBRUARY 18, 2014 (INCLUDING ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC), AS THEY CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive joint proxy statement/prospectus and other relevant documents filed by Essex and BRE with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Essex with the SEC are available free of charge on Essex’s website at www.essexpropertytrust.com  or by contacting Essex Investor Relations at 650-494-3700. Copies of the documents filed by BRE with the SEC are available free of charge on BRE’s website at www.breproperties.com  or by contacting BRE Investor Relations at 415-445-3745. Essex and BRE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Essex’s executive officers and directors in Essex’s definitive proxy statement filed with the SEC on April 1, 2013. You can find information about BRE’s executive officers and directors in BRE’s definitive proxy statement filed with the SEC on March 11, 2013. Additional information regarding the interests of such potential participants are included in the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from Essex or BRE using the sources indicated above. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by Essex management and BRE management, involve uncertainties that could significantly affect the financial results of Essex or BRE or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Essex and BRE, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved liquidity and balance sheet strength – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of Essex or its business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including the proposed merger with BRE, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger on the terms described or at all and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Essex and BRE from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Essex does not undertake any duty to update any forward-looking statements appearing in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 18, 2014	ESSEX PROPERTY TRUST, INC.

	By:	/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President and Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By: Essex Property Trust, Inc.
Its: General Partner

By:	/s/ Michael T. Dance
Name:	Michael T. Dance
Title:	Executive Vice President and Chief Financial Officer